UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

META FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02    Results of Operations and Financial Condition.

On October 25, 2016, the Registrant issued a press release announcing its results of operations and financial condition as of and for the fiscal quarter and year ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 7.01    Regulation FD Disclosure.

Information is being furnished herein in Exhibit 99.2 with respect to the Investor Update slide presentation prepared for use with the press release. While most of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related notes prepared in accordance with generally accepted financial principles ("GAAP") and management’s discussion and analysis included, or to be included, in the Company’s reports on Forms 10-K and 10-Q, this information includes selected financial and operational information through the fourth quarter of fiscal year 2016 and does not represent a complete set of financial statement and related notes prepared in conformity with GAAP. The Company’s annual financial statements are subject to independent audit. These materials are dated October 25, 2016 and the Company does not undertake to update the materials after that date.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release of Meta Financial Group, Inc., dated October 25, 2016 regarding the results of operations and financial condition.

99.2	Investor Update slide presentation for the Fourth Quarter of Fiscal Year 2016, dated October 25, 2016, prepared for use with the Press Release.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: October 25, 2016	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer
and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Meta Financial Group, Inc., dated October 25, 2016 regarding the results of operations and financial condition.
99.2	Investor Update slide presentation for the Fourth Quarter of Fiscal Year 2016, dated October 25, 2016, prepared for use with the Press Release.